       Please Note:
    the U.S. Government
    Fund has changed its
    name to the Delaware
    American Government
   Bond Fund. See inside
     for more details.
                                                               Delaware American
                                                            Government Bond Fund

                                                              FOR CURRENT INCOME


                                                            service and guidance

               (various photos demonstrating service and guidance,
                       professional management and goals)

                                                         professional management

                                                                            1999
                                                                          Annual
                                                                          Report

goals

DELAWARE INVESMENTS
-------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

A Commitment
To Our Investors

(photo of computer keyboard)
(illustration of waterfall)

commitment

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions--including some of America's largest pension funds--reach their financial goals.
      Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
      Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
      Delaware Investments manages approximately $47 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Delaware American Government Bond Fund's Objective
To seek high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Table of Contents
    LETTER TO SHAREHOLDERS                                  Page         1
    PORTFOLIO MANAGER'S REVIEW                              Page         3
    PERFORMANCE SUMMARY                                     Page         7
    STATEMENT OF NET ASSETS                                 Page         8
    FINANCIAL HIGHLIGHTS                                    Page        11

                                                                         current
                                                                          income

tradition
                                                                     for current
                                                                        income
                                                                           1

August 4, 1999

Dear Shareholder:

ECONOMIC ACTIVITY IN THE UNITED STATES continues to move along ahead of consensus expectations. This robust economic growth invigorated the stock market during the winter and spring. In addition, a healthy U.S. economy helped support global economic recovery, especially in emerging markets regions such as Asia and Latin America.
      An improving global outlook reduced demand for U.S. government debt over the last year, reducing U.S. bond prices and pushing yields higher. The long-term U.S. Treasury yield increased by 0.39 percentage points over the year, from 5.71% on July 31, 1998 to 6.10% on July 31, 1999 (source: Bloomberg). Yields swung considerably over the course of the year. The 30-year Treasury yield hit a low of 4.70% last October (source: Bloomberg). These market conditions presented a challenge to Paul Grillo, Vice President and Sr. Portfolio Manager of the Delaware American Government Bond Fund, who seeks to strike a balance between income and capital appreciation.
      The main short-term interest rate controlled by the Federal Reserve Board--the Federal funds target rate for overnight loans between banks--had been 4.75% for the first six months of 1999. On June 30, however, the Federal Reserve raised this rate a quarter of a percentage point to 5.00%. The Treasury market improved as a result and posted solid gains into the first week of July as long-term yields dipped back under 6.00% percent. As yields dipped, prices increased on bonds, which bolstered the bond market as a whole. U.S. equity indexes hit new highs even after the Fed raised interest rates for the first time since March 1997 (source: Bloomberg).

WE BELIEVE THAT FOR INVESTORS WHO SEEK BOTH CURRENT INCOME AND SOME PRESERVATION OF PRINCIPAL, DELAWARE AMERICAN GOVERNMENT BOND FUND OFFERS AN ATTRACTIVE BALANCE BETWEEN THE TWO.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------------------------------------
                                                          One Year Ended          Five Years Ended          Ten Years Ended
                                                           July 31, 1999            July 31, 1999            July 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund A Class               +0.59%                   +5.51%                   +6.25%
Lipper General U.S. Government Fund Average                  -0.59% (180 funds)       +5.79% (110 funds)       +6.57% (49 funds)
Lehman Brothers Government Bond Index                        -0.49%                   +9.01%                   +9.05%
U.S. Consumer Price Index                                    +1.84%                   +2.29%                   +2.94%
--------------------------------------------------------------------------------------------------------------------------------
Performance is calculated at net asset value without effect of sales charges and assumes reinvestment of distributions. Unlike mutual fund shares, for U.S.
Treasury securities, the U.S. government guarantees the repayment of interest and principal at maturity. The Lipper General U.S. Government Fund Average is an
index of all active U.S. government funds with similar investment objectives.
The Lehman Brothers Government Bond Index is an index of U.S. government bonds.
Complete Fund performance for all classes can be found on page 7. Past performance does not guarantee future results.

for current
  income
    2

     Delaware American Government Bond Fund provided a total return of +0.59% (for Class A shares with distributions reinvested at net asset value) for the year ended July 31, 1999. Despite difficult bond market conditions, your Fund faired better than its peer group, represented on the prior page by the Lipper General U.S. Government Fund Average.
     As of July 31, 1999, your Fund's 30-day current yield measured by the Securities and Exchange Commission's (SEC) guidelines was 5.34% (for Class A shares).
     Over the last year, the overwhelming majority of your Fund's assets were invested in non-Treasury securities. Of this group, 52.3% were invested in mortgage-backed securities and collateralized mortgage obligations. These securities performed well throughout the last year. In general, they provided better yield and appreciation potential than Treasury securities, which we felt were overvalued.
      Though bonds may remain in the shadow of stocks as long as economic growth continues in 1999, we still believe they have a role in well-balanced portfolios. We believe that for investors who seek both current income and some preservation of principal, Delaware American Government Bond Fund offers an attractive balance between the two.
      On the pages that follow, Paul Grillo, your Fund's portfolio manager, explains Delaware American Government Bond Fund's positioning during the period and provides an outlook for fiscal 2000. Thank you for your continued confidence in Delaware Investments.

Sincerely,

/S/WAYNE A. STORK
-----------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds

/S/DAVID K. DOWNES
------------------
DAVID K. DOWNES
President and Chief Executive Officer,
Delaware Investments Family of Funds

SHAREHOLDER NEWS:
A NEW NAME FOR YOUR MUTUAL FUND
On August 16, 1999, the name of the U.S. Government Fund became the Delaware American Government Bond Fund. This will help differentiate your Fund from Delaware's other U.S. government bond fund, the U.S. Government Securities Fund (a mutual fund formerly advised by Voyageur Asset Management). The objective and the investment strategy of your Fund will stay the same. NASDAQ symbols for your Fund will also not change.

If you have any questions about this change, or your account in general, our Shareholder Service Representatives are ready to assist you. Call us at 1.800.523.1918.

                                                                     for current
                                                                        income
                                                                           3

Portfolio Manager's Review

PAUL GRILLO
Vice President and Senior Portfolio Manager
August 4, 1999

                                                 (photo of three people talking)

MORTGAGE-BACKED SECURITIES AND CMOS ARE THE CORE OF OUR CURRENT STRATEGY
THREE FEDERAL RESERVE INTEREST RATE cuts provided the key economic backdrop for the majority of our fiscal year. In order to maximize Delaware American Government Bond Fund's income stream in a lower rate environment, we invested 44.6% of your Fund's net assets in mortgage-backed securities and collateralized mortgage obligations (CMOs). review
      CMOs are mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. CMOs are usually backed by government-guaranteed mortgages or other top grade mortgages. These securities delivered better income than Treasury securities over the course of fiscal 1999 (source: Bloomberg).
      Complementing the mortgage-backed holdings in your Fund's portfolio were U.S. Treasury bonds, which represented 28.9% of the portfolio. This combination allowed us to strike a balance between income and safety of principal. In addition, the average credit quality of your Fund's holdings continues to be rated AAA, the highest rating available.
      Mortgage-backed securities generally yield more than Treasuries of comparable maturity. However, when interest rates fall, mortgage-backed securities carry the risk that homeowners will refinance their mortgages, requiring bondholders like us to reinvest principal at current rates. This could have been detrimental to us in the falling rate environment in the early part of our fiscal year. However, we believed the extra yield provided by mortgage-backed securities would compensate us for any prepayment risks.
     We have increased your Fund's investment in collateralized mortgage obligations (CMOs) significantly since July 31, 1998, when they represented 14.9% of the portfolio. This past December, CMOs represented only 14.1% of the portfolio. As of July 31, 1999, they grew to 17.0% of the Fund's total holdings. As mentioned earlier, CMOs (in which the Fund invests) are usually backed by government-guaranteed or other top grade mortgages and generally have AAA bond ratings. For a slight sacrifice of yield, CMOs lessen the anxiety investors would have about the possibility of prepayment. These securities provide consistent income and are a relatively safe haven in times of bond market turbulence, such as this past year.

for current
  income
     4
                                                    (photo of computer keyboard)

      We slightly reduced your Fund's allocation to U.S. Treasuries from 30.9% on July 31, 1998, to 28.9% as of July 31, 1999. Prices of these securities declined significantly during the last eight months, and then subsequently rebounded. Improved global economic conditions in late 1998 decreased demand for U.S. government securities and their inherent high credit quality. We took note of this decline early on and began reducing our position in U.S. Treasuries steadily over the first three months of 1999. We have added back to it since then as more of a value investment.

strategy

YOUR FUND'S
INVESTMENT STRATEGY
In managing your Fund's sensitivity to interest rate changes, our goal is to provide a degree of stability for the share price, without giving up income potential. To do so, we keep the Fund's duration within a range of four to six years. We consider 5.0 years to be the neutral point. That would generally be our target when we anticipate neither a significant rise nor a significant decline in interest rates.
      Duration measures a bond's sensitivity to interest rates. As of July 31, 1999, your Fund's duration stood at 4.6 years. This positioning, slightly shorter than our neutral point, reflects our cautious outlook for the first half of the coming fiscal year. The bond market may have to absorb some very strong economic reports on the U.S. economy and with the stock market still strong, if somewhat volatile, we think the bond market may be a bit weak.
      We plan to continue our focus on mortgage securities, including collateralized mortgage obligations. We will apply quantitative analysis to help us identify mortgage securities that:

o  offer high income potential;
o  are less likely to be prepaid; and
o  are not well-followed by other investment professionals.

     We think bonds with this combination of characteristics will be effective investments for the portfolio, offering both income and a degree of safety.
      Your Fund invests primarily in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or government sponsored enterprises. However, the Fund is also allowed to invest up to 20% of its assets in non-government securities, such as high-quality corporate bonds, asset-backed securities, certificates of deposit and commercial paper, among others.

                                                                     for current
                                                                        income
                                                                          5

      During the past year, we used this capability and invested close to 20% of the portfolio in non-government securities. Our most significant holdings in non-government securities were high-quality corporate bonds, 14.7% of assets. These bonds looked especially attractive to us in December, because their prices fell substantially amid last year's liquidity crisis, and in our view offered exceptional yields and values. They continued to be attractively valued throughout the first half of fiscal 1999.
      Asset-backed securities represented nearly 4.1% of the Fund. These securities represent loans that are pooled by credit providers such as banks, who securitize these loans and then pass principal and income along to investors such as your Fund. Given the strong economic scenario in the U.S., we believe borrowers will continue to make timely interest and principal payments on loans. For these reasons, we think asset-backed securities will continue to perform well for your Fund.

OUTLOOK
The U.S. seems to be the engine of growth for the entire world at this time. We believe strong forward momentum for the U.S. economy is likely to result in solid growth (about 3% annually) for the remainder of this year. We don't think this will create an inflationary environment if labor productivity can maintain respectable gains.
      We also don't foresee any stampede into fixed-income securities as long as the stock market continues to perform well. That means we don't expect increased demand to push bond prices higher. We do think a bond's income will be the key driver of return in the rest of 1999, just as it has historically been over longer term periods. Considering the contribution of income to bond returns, a continued low inflation environment bodes well for fixed-income investors. Low inflation means less reduction in the purchasing power of the bond's income over time. We plan to maintain our conservative stance in the first half of fiscal 2000. We may extend our average duration later in the year, but only if we begin to see slower economic growth. outlook
      We do anticipate that one market condition could raise Treasury prices as we near the third and fourth quarters of 1999: Year 2000 concerns may create an increasing appetite for bonds of higher credit quality. Regardless, we foresee the 30-year Treasury bond staying in a relatively narrow yield range for the remainder of the year.

for current
  income
    6
                                                      (photo of family on beach)

      The taxable fixed-income arena endured a great deal of turbulence throughout 1998. We expect 1999 to be less exciting, based on two key factors:

o Although U.S. economic growth has continued, it appears to us that weaker growth outside U.S. borders has offset it, preventing our economy from overheating.
o Immediately following the Russian crisis, virtually all taxable fixed-income markets suffered. In contrast, the response to the subsequent difficulties in South America was much more subdued (Source: Salomon Smith Barney). We think investors are reacting more judiciously to situations in foreign countries.

WE INTEND TO KEEP A WATCHFUL EYE ON CHANGES IN CONSUMER AND PRODUCER PRICES TO GAUGE THEIR POTENTIAL EFFECTS ON YOUR FUND'S PERFORMANCE FOR THE REMAINDER OF THE YEAR.

     We believe the Federal Reserve's 0.25 percent interest rate increase on June 30 represented fine-tuning, rather than a fundamental change in policy. In addition, we don't think the Federal Reserve will significantly change its interest rate policy for the rest of 1999.
      We believe the Delaware American Government Bond Fund is a potential safe harbor during times of market volatility. Your Fund is designed to pay higher income than short-term securities, with less risk to principal than longer term, fixed-income investments. Your Fund strives to offer its shareholders a relatively steady level of current income, making it an attractive choice for investors who look for income from their investments to help meet certain expenses.
      For Delaware American Government Bond Fund, we are cautiously optimistic that the coming year will provide a favorable environment. We intend to keep a watchful eye on changes in consumer and producer prices to gauge their potential effects on markets, monetary policy and your Fund's performance for the remainder of the year.


PORTFOLIO HIGHLIGHTS AND ASSET MIX
--------------------------------------------------------------------------------
AS OF JULY 31, 1999

(Pie chart)
Mortgage-Backed Securities                     35.3%
Asset-Backed Securities                         4.1%
U.S. Treasuries                                28.9%
Collateralized Mortgage Obligations (CMOs)     17.0%
Corporate Bonds                                14.7%



                                  July 31,     July 31,
                                    1999         1998
--------------------------------------------------------------------------------
Average Effective Duration        4.6 years    4.8 years
Average Effective Maturity        8.0 years    8.3 years
Average Quality                      AAA          AAA
Thirty-Day Current SEC Yield*       5.34%        5.33%
--------------------------------------------------------------------------------
* For Class A shares measured according to the Securities and Exchange Commission guidelines. For B Class, C Class and the Institutional Class shares, the 30-day SEC current yields as of July 31, 1999 were 4.89%, 4.89% and 5.91%, respectively.

                                                                     for current
                                                                        income
                                                                           7

Performance Summary

(Line chart)
DELAWARE AMERICAN GOVERNMENT BOND FUND'S LONG-TERM PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
AUGUST 1, 1989 TO JULY 31, 1999

                          Lehman Brothers  Delaware American      U.S.
                             Government     Government Bond     Consumer
                             Bond Index       Fund A Class     Price Index
--------------------------------------------------------------------------------
Aug. '89                      $10,000           $ 9,521          $10,000
Dec. '89                       10,227             9,786           10,137
Dec. '90                       10,870            10,647           10,756
Dec. '91                       12,901            12,259           11,085
Dec. '92                       13,945            13,040           11,403
Dec. '93                       16,374            14,057           11,720
Dec. '94                       15,109            13,241           12,034
Dec. '95                       19,778            15,056           12,331
Dec. '96                       19,613            15,479           12,749
Dec. '97                       22,579            16,759           12,966
Dec. '98                       25,623            17,951           13,175
Jul. '99                      $23,783           $17,436          $13,360

Chart assumes $10,000 invested on August 1, 1989, a 4.75% maximum front-end sales charge and reinvestment of all distributions. The Lehman Brothers Government Bond Index is an index of U.S. government bonds. Performance for other Fund classes will vary due to differing charges and expenses.

DELAWARE AMERICAN GOVERNMENT BOND FUND'S PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JULY 31, 1999

                            Lifetime   Ten Years   Five Years   One Year
Class A (Est. 8/16/85)
  Excluding Sales Charge     +6.86%     +6.25%       +5.51%      +0.59%
  Including Sales Charge     +6.49%     +5.73%       +4.48%      -4.25%
Class B (Est. 5/2/94)
  Excluding Sales Charge     +4.45%                  +4.77%      -0.11%
  Including Sales Charge     +4.31%                  +4.47%      -3.90%
Class C (Est. 11/29/95)
  Excluding Sales Charge     +3.87%                              -0.11%
  Including Sales Charge     +3.87%                              -1.06%

All performance includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply.

Class A shares have a 4.75% maximum sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Delaware American Government Bond Fund's Institutional Class, initially offered June 2, 1992, is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Performance prior to the class inception date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge. As of July 31, 1999, the average annual total returns for the lifetime, 10-year, five-year and one-year periods were +7.10%, +6.55%, +5.82%, and +0.89%, respectively.

8 for current income

FINANCIAL STATEMENTS
DELAWARE GROUP GOVERNMENT FUND, INC. - GOVERNMENT INCOME SERIES+
STATEMENT OF NET ASSETS
JULY 31, 1999
--------------------------------------------------------------------------------
                                                         PRINCIPAL     MARKET
                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED
SECURITIES - 27.63%
Federal Home Loan Mortgage Association Project
  Loan 8.75% 10/1/27                                      $ 687,244  $  731,915
Federal Home Loan Mortgage Corporation
  6.00% 11/1/26 ......................................      647,279     606,420
  9.00% 12/1/05 ......................................      972,818   1,007,779
  10.25% 4/1/08 ......................................       23,209      25,269
  11.50% 5/1/00 to 3/1/16 ............................    1,230,241   1,387,027
Federal Home Loan Mortgage Corporation-Gold
  7.50% 3/1/28 .......................................      292,445     292,719
  12.00% 12/1/10 .....................................       53,508      61,133
Federal National Mortgage Association
  6.00% 5/15/08 to 12/1/28 ...........................    6,855,676   6,405,723
  7.00% 3/1/28 to 8/1/29 .............................   27,394,370  26,767,416
  7.50% 12/1/27 to 10/1/29 ...........................    3,416,424   3,415,357
  8.50% 2/1/29 .......................................    4,028,795   4,239,677
  10.00% 1/1/19 to 5/1/22 ............................    1,324,748   1,413,421
  10.75% 9/1/11 ......................................       59,361      65,390
  11.25% 6/1/00 to1/1/01 .............................       41,389      43,851
  14.25% 9/1/99 ......................................          422         423
                                                                    -----------
Total Agency Mortgage-Backed Securities
  (cost $48,015,349) .................................               46,463,520
                                                                    -----------

ASSET-BACKED SECURITIES - 4.10%
ADVANTA Home Equity Loan Trust
  1992-4 A1 7.20% 11/25/08 ...........................    1,043,230   1,040,622
CIT RV Trust 1998-A A5 6.12% 7/15/14 .................    3,000,000   2,960,100
Cook County, Illinois, Chicago Heights School District,
  Taxable-Series B 13.15% 12/1/05 ....................    1,055,000   1,397,084
Honda Auto Lease Trust 6.45% 9/16/02 .................    1,500,000   1,500,938
                                                                    -----------
Total Asset-Backed Securities
  (cost $6,938,452) ..................................                6,898,744
                                                                    -----------

COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMO) - 16.96%
Collateralized Mortgage Securities Corporation F-1
  11.45% 11/1/15 .....................................      162,981     179,687
Federal Home Loan Mortgage Corporation
  Series 1608 GA 9.00% 6/15/21 .......................    4,261,048   4,483,923
  Series 2113 QD 6.00% 2/15/23 .......................   10,000,000   9,747,751
  Series 2121 MD 6.00% 2/1/29 ........................    3,500,000   3,402,083
  Series 26-F 9.50% 2/15/20 ..........................      517,748     545,919
----------------------
+ Effective August 16, 1999, Government Income Series became known as the Delaware American Government Bond Fund.

                                                         PRINCIPAL    MARKET
                                                          AMOUNT       VALUE
COLLATERALIZED MORTGAGE
OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 35-2 12.00% 7/25/18 .........................  $ 1,132,952 $ 1,239,584
  Series 88-15A 9.00% 6/25/18 ........................       19,978      20,955
  Series C-2 12.00% 5/1/09 ...........................    1,697,496   1,895,209
  Series D-2 11.00% 4/1/09 ...........................    1,444,877   1,578,351
  Series F-2 11.50% 5/25/09 ..........................      697,316     770,428
  Series H-2 11.50% 5/1/09 ...........................    1,312,697   1,450,293
  Series J-1 7.00% 11/1/10 ...........................       62,290      62,231
Investor GNMA Mortgage-Backed Securities
  Trust Series 84-F5 10.875% 10/25/13 ................    1,208,260   1,329,531
Travelers Mortgage Securities
  1-Z2 12.00% 3/1/14 .................................    1,669,592   1,802,446
                                                                    -----------
Total Collateralized Mortgage Obligations
  (cost $29,123,783) .................................               28,508,391
                                                                    -----------

CORPORATE BONDS - 14.70%
American General Institute 7.57% 12/1/46 .............    2,000,000   1,910,000
Commercial Credit 10.00% 5/15/09 .....................    1,500,000   1,766,250
Daimler-Benz North America 7.375% 9/15/06 ............    4,350,000   4,431,563
Fidelity Investments 7.57% 6/15/29 ...................    2,000,000   1,950,000
General Electric Capital 8.85% 3/1/07 ................    5,950,000   6,611,938
NationsBank 10.20% 7/15/15 ...........................    4,000,000   4,935,000
RBSG Capital 10.125% 3/1/04 ..........................    1,908,000   2,144,115
United Health Care 6.60% 12/1/03 .....................    1,000,000     968,750
                                                                    -----------
Total Corporate Bonds (cost $25,432,173) .............               24,717,616
                                                                    -----------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION OBLIGATIONS - 7.73%
GNMA
  6.50% 12/15/23 .....................................      435,095     414,292
  9.50% 9/15/17 to 3/15/23 ...........................    1,474,350   1,595,625
  10.00% 1/15/18 to 9/15/18 ..........................      539,124     596,237
  11.00% 12/15/09 to 9/15/14 .........................    1,398,905   1,582,675
  11.50% 7/15/15 .....................................       79,704      90,116
  12.00% 12/15/12 to 12/15/15 ........................    2,765,127   3,177,170
  12.25% 3/15/14 .....................................       89,333     102,649
  12.50% 5/15/10 to 1/15/16 ..........................      522,388     605,807
GNMA GPM
  11.50% 3/15/13 to 8/15/14 ..........................      177,817     201,267
  11.75% 8/15/13 .....................................      423,829     481,973
GNMA II
  9.00% 10/20/01 to 10/20/05 .........................      464,308     486,327
  10.00% 11/20/15 to 6/20/21 .........................    1,188,574   1,306,649
  10.50% 3/20/16 to 7/20/21 ..........................      645,339     716,327
  11.00% 5/20/15 to 7/20/19 ..........................      155,074     173,872
  11.50% 10/20/14 to 10/20/15 ........................      132,311     149,399
  12.00% 1/20/14 to 3/20/15 ..........................      142,685     163,859
  12.50% 10/20/13 to 7/20/15 .........................      767,602     889,428
                                                            for current income 9

                                                          PRINCIPAL      MARKET
                                                             AMOUNT       VALUE
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION OBLIGATIONS (CONTINUED)
GNMA II GPM
  10.25% 3/20/18 to 5/20/19 ..........................  $    32,082 $    34,789
  10.75% 1/20/16 to 2/20/18 ..........................      195,609     213,336
  12.00% 11/20/13 ....................................       16,279      18,655
                                                                    -----------
Total Government National Mortgage
  Association Obligations (cost $12,697,251) .........               13,000,452
                                                                    -----------

U.S. TREASURY OBLIGATIONS - 28.93%
U.S. Treasury Bond
  7.625% 2/15/25 .....................................    3,400,000   3,958,596
 *10.375% 11/15/12 ...................................   20,445,000  25,815,859
U.S. Treasury Note
  4.75% 11/15/08 .....................................      950,000     866,312
  5.25% 5/15/04 ......................................    1,700,000   1,661,949
  10.75% 8/15/05 .....................................   13,230,000  16,334,795
                                                                    -----------
Total U.S. Treasury Obligations
  (cost $50,472,666) .................................               48,637,511
                                                                    -----------

REPURCHASE AGREEMENTS - 3.88%
With Chase Manhattan Bank 5.03% 8/2/99
  (dated 7/30/99, collateralized by $2,269,000
  U.S. Treasury Notes 5.625% due 10/31/99,
  market value $2,303,710) ...........................    2,244,000   2,244,000
With JP Morgan Securities 5.00% 8/2/99
  (dated 7/30/99, collateralized by $712,000
  U.S. Treasury Notes 5.625% due 2/28/01,
  market value $729,148 and $712,000 U.S.
  Treasury Notes 6.50% due 5/31/01, market
  value $730,094 and $691,000 U.S Treasury
  Notes 6.625% due 3/31/02, market value
  $720,304)...........................................    2,136,000   2,136,000
With PaineWebber 5.00% 8/2/99
  (dated 7/30/99, collateralized by $690,000
  U.S. Treasury Notes 5.625% due 12/31/99,
  market value $694,757 and $1,424,000 U.S.
  Treasury Notes 6.625% due 03/31/02, market
  value $1,485,101) ..................................    2,136,000   2,136,000
                                                                    -----------
Total Repurchase Agreements
  (cost $6,516,000) ..................................                6,516,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES
  (cost $179,195,674) - 103.93% ...............................   $ 174,742,234
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (3.93%) .....      (6,607,388)
                                                                  -------------
NET ASSETS APPLICABLE TO 23,034,923 SHARES
  ($0.01 par value) OUTSTANDING - 100.00% .....................   $ 168,134,846
                                                                  =============

NET ASSET VALUE - U.S. GOVERNMENT FUND
  A CLASS ($114,027,321 / 15,622,069 SHARES) ........................     $7.30
                                                                          =====
NET ASSET VALUE - U.S. GOVERNMENT FUND
  B CLASS ($19,146,979 / 2,623,194 SHARES) ..........................     $7.30
                                                                          =====
NET ASSET VALUE - U.S. GOVERNMENT FUND
  C CLASS ($4,077,458 / 558,619 SHARES) .............................     $7.30
                                                                          =====
NET ASSET VALUE - U.S. GOVERNMENT FUND
  INSTITUTIONAL CLASS ($30,883,088 / 4,231,041 SHARES) ..............     $7.30
                                                                          =====

COMPONENTS OF NET ASSETS AT JULY 31, 1999:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund with 80,000,000 shares allocated to the U.S. .......
  Government Fund A Class, 80,000,000 shares allocated to the
  U.S. Government Fund B Class, 50,000,000 shares allocated
  to the U.S. Government Fund C Class, 20,000,000 shares
  allocated to the U.S Government Fund Institutional Class ....   $ 211,595,117
Distributions in excess of net investment income ..............         (15,630)
Accumulated net realized loss on investments and futures contracts  (38,972,891)
Net unrealized depreciation of investments and futures contracts     (4,471,750)
                                                                  -------------
Total net assets ..............................................   $ 168,134,846
                                                                  =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  U.S. GOVERNMENT FUND
Net asset value per share A class (A)                                     $7.30
Sales charge (4.75% of offering price or 4.93% of amount invested
  per share) (B) ....................................................      0.36
                                                                          -----
Offering price ......................................................     $7.66
                                                                          =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

----------------------
GPM - Graduate Payment Mortgage
* Principal amount of $2,000,000 pledged as collateral for futures.

                             See accompanying notes

10 for current income

DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .............................................              $13,431,246

EXPENSE:
Management fees ......................................  $ 1,053,858
Distribution expense .................................      630,166
Dividend disbursing and transfer agent fees
and expenses .........................................      501,541
Accounting and administration fees ...................       72,260
Registration fees ....................................       50,600
Reports and statements to shareholders ...............       21,941
Professional fees ....................................        7,825
Directors' fees ......................................        7,488
Custodian fees .......................................        3,841
Other expenses .......................................       12,927   2,362,447
                                                        ----------- -----------
Less expenses paid indirectly ........................                   (7,561)
Total expenses .......................................                2,354,886
                                                                    -----------
NET INVESTMENT INCOME ................................               11,076,360
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized loss on investments .....................               (2,482,071)
Net realized loss on futures contracts ...............               (1,579,932)
                                                                    -----------
Net realized loss ....................................               (4,062,003)

Net change in unrealized appreciation/depreciation
of investments and futures contracts .................               (6,313,134)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS .....................................              (10,375,137)
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ....................................              $   701,223
                                                                    ===========

                             See accompanying notes

DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED      YEAR ENDED
                                                                              7/31/99         7/31/98
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment income ..................................................  $  11,076,360   $  11,326,268
Net realized loss on investments and
  futures contracts ....................................................     (4,062,003)        (58,287)
Net change in unrealized appreciation/depreciation
  of investments and futures contracts .................................     (6,313,134)       (889,791)
                                                                          -------------   -------------
Net increase in net assets resulting from operations ...................        701,223      10,378,190
                                                                          -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  A Class ..............................................................     (8,128,424)     (9,370,096)
  B Class ..............................................................     (1,119,015)       (799,395)
  C Class ..............................................................       (197,044)        (98,357)
  Institutional Class ..................................................     (1,648,132)     (1,063,903)
                                                                          -------------   -------------
                                                                            (11,092,615)    (11,331,751)
                                                                          -------------   -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  A Class ..............................................................     49,772,807      35,363,890
  B Class ..............................................................     17,213,764       9,297,920
  C Class ..............................................................      4,997,746       2,932,593
  Institutional Class ..................................................     29,439,801      17,276,780
Net asset value of shares issued upon reinvestment of dividends from net investment income:
  A Class ..............................................................      4,966,969       5,430,259
  B Class ..............................................................        623,214         380,595
  C Class ..............................................................        169,744          86,512
  Institutional Class ..................................................      1,618,880         983,847
                                                                          -------------   -------------
                                                                            108,802,925      71,752,396
                                                                          -------------   -------------
Cost of shares repurchased:
  A Class ..............................................................    (60,641,715)    (51,932,640)
  B Class ..............................................................    (11,031,865)     (6,666,858)
  C Class ..............................................................     (2,889,881)     (2,273,984)
  Institutional Class ..................................................    (16,269,146)    (12,269,379)
                                                                          -------------   -------------
                                                                            (90,832,607)    (73,142,861)
                                                                          -------------   -------------

Increase (decrease) in net assets derived from
  capital share transactions ...........................................     17,970,318      (1,390,465)
                                                                          -------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS ..................................      7,578,926      (2,344,026)

NET ASSETS:
Beginning of year ......................................................    160,555,920     162,899,946
                                                                          -------------   -------------
End of year ............................................................  $ 168,134,846   $ 160,555,920
                                                                          =============   =============

                             See accompanying notes
                                                           for current income 11

DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   U.S. GOVERNMENT FUND A CLASS
----------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR       YEAR        YEAR        YEAR        YEAR
                                                                            ENDED      ENDED       ENDED       ENDED       ENDED
                                                                           7/31/99    7/31/98     7/31/97     7/31/96     7/31/95
Net asset value, beginning of period ...................................  $  7.720    $  7.760    $  7.590    $  7.860    $  8.000

Income (loss) from investment operations:
  Net investment income ................................................     0.474       0.528       0.544       0.588       0.656
  Net realized and unrealized gain (loss) on investments
    and futures contracts                                                   (0.420)     (0.040)      0.170      (0.270)     (0.140)
                                                                          --------    --------    --------    --------    --------
  Total from investment operations .....................................     0.054       0.488       0.714       0.318       0.516
                                                                          --------    --------    --------    --------    --------

Less dividends:
  Dividends from net investment income .................................    (0.474)     (0.528)     (0.544)     (0.588)     (0.656)
                                                                          --------    --------    --------    --------    --------
  Total dividends ......................................................    (0.474)     (0.528)     (0.544)     (0.588)     (0.656)
                                                                          --------    --------    --------    --------    --------
Net asset value, end of period .........................................  $  7.300    $  7.720    $  7.760    $  7.590    $  7.860
                                                                          ========    ========    ========    ========    ========

Total return(1) ........................................................     0.59%       6.50%       9.77%       4.09%       6.82%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............................  $114,027    $127,001    $138,844    $164,156    $206,083
  Ratio of expenses to average net assets ..............................     1.25%       1.20%       1.16%       1.20%       1.24%
  Ratio of net investment income to average net assets .................     6.16%       6.80%       7.13%       7.55%       8.40%
  Portfolio turnover ...................................................      142%        119%         63%         81%         70%

                                                                                       U.S. GOVERNMENT FUND B CLASS
----------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR       YEAR         YEAR        YEAR       YEAR
                                                                             ENDED      ENDED        ENDED       ENDED      ENDED
                                                                            7/31/99    7/31/98      7/31/97     7/31/96    7/31/95
Net asset value, beginning of period ...................................   $ 7.720     $ 7.760     $ 7.590      $7.860     $ 8.000

Income (loss) from investment operations:
  Net investment income ................................................     0.421       0.474       0.490       0.533       0.601
  Net realized and unrealized gain (loss) on
   investments and futures contracts ...................................    (0.421)     (0.040)      0.170      (0.270)     (0.140)
                                                                           -------     -------     -------      ------     -------
  Total from investment operations .....................................     0.000       0.434       0.660       0.263       0.461
                                                                           -------     -------     -------      ------     -------

Less dividends:
  Dividends from net investment income .................................    (0.420)     (0.474)     (0.490)      0.533)     (0.601)
                                                                           -------     -------     -------      ------     -------
  Total dividends ......................................................    (0.420)     (0.474)     (0.490)      0.533)     (0.601)
                                                                           -------     -------     -------      ------     -------
Net asset value, end of period .........................................   $ 7.300     $ 7.720     $ 7.760      $7.590     $ 7.860
                                                                           =======     =======     =======      ======     =======

Total return(1) ........................................................    (0.11%)      5.76%       9.01%       3.36%       6.08%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............................   $19,147     $13,642     $10,695      $9,754     $ 7,394
  Ratio of expenses to average net assets ..............................     1.95%       1.90%       1.86%       1.90%       1.94%
  Ratio of net investment income to average net assets .................     5.46%       6.10%       6.43%       6.85%       7.66%
  Portfolio turnover ...................................................      142%        119%         63%         81%         70%
----------
1    Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

12 for current income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                          U.S. GOVERNMENT FUND C CLASS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR       YEAR        YEAR        PERIOD
                                                                                         ENDED      ENDED       ENDED    11/29/95(1)
                                                                                       7/31/99     7/31/98     7/31/97    TO 7/31/96
Net asset value, beginning of period .............................................     $ 7.720     $ 7.760     $ 7.590     $ 7.950

Income (loss) from investment operations:
  Net investment income ..........................................................       0.422       0.474       0.491       0.348
  Net realized and unrealized gain (loss) on investments
    and futures contracts ........................................................      (0.422)     (0.040)      0.170      (0.360)
                                                                                       -------     -------     -------     -------
  Total from investment operations ...............................................       0.000       0.434       0.661      (0.012)
                                                                                       -------     -------     -------     -------

Less dividends:
  Dividends from net investment income ...........................................      (0.420)     (0.474)     (0.491)     (0.348)
                                                                                       -------     -------     -------     -------
  Total dividends ................................................................      (0.420)     (0.474)     (0.491)     (0.348)
                                                                                       -------     -------     -------     -------
Net asset value, end of period ...................................................     $ 7.300     $ 7.720     $ 7.760     $ 7.590
                                                                                       =======     =======     =======     =======

Total return(2) ..................................................................      (0.11%)      5.76%       9.01%      (0.17%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................................     $ 4,077     $ 2,047     $ 1,308     $ 1,029
  Ratio of expenses to average net assets ........................................       1.95%       1.90%       1.86%       1.90%
  Ratio of net investment income to average net assets ...........................       5.46%       6.01%       6.43%       6.85%
  Portfolio turnover .............................................................        142%        119%         63%         81%


                                                                                  U.S. GOVERNMENT FUND INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR       YEAR        YEAR        YEAR        YEAR
                                                                             ENDED      ENDED       ENDED       ENDED       ENDED
                                                                            7/31/99    7/31/98     7/31/97     7/31/96     7/31/95
Net asset value, beginning of period ...................................   $ 7.720    $  7.760     $ 7.590     $ 7.860     $ 8.000

Income (loss) from investment operations:
  Net investment income ................................................     0.495       0.550       0.567       0.611       0.679
  Net realized and unrealized gain (loss) on investments
  and futures contracts ................................................    (0.418)     (0.040)      0.170      (0.270)     (0.140)
                                                                            -------    --------    --------     -------     -------
  Total from investment operations .....................................     0.077       0.510       0.737       0.341       0.539
                                                                            -------    --------    --------     -------     -------

Less dividends:
  Dividends from net investment income .................................    (0.497)     (0.550)     (0.567)     (0.611)     (0.679)
                                                                            -------    --------    --------     -------     -------
  Total dividends ......................................................    (0.497)     (0.550)     (0.567)     (0.611)     (0.679)
                                                                            -------    --------    --------     -------     -------
Net asset value, end of period .........................................    $ 7.300    $  7.720    $ 7.760     $ 7.590     $ 7.860
                                                                            =======    ========    ========    ========    =======

Total return(2) ........................................................     0.89%       6.80%      10.10%       4.39%       7.14%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............................   $30,883    $ 17,865     $12,053     $10,780     $ 8,316
  Ratio of expenses to average net assets ..............................     0.95%       0.90%       0.86%       0.90%       0.94%
  Ratio of net investment income to average net assets .................     6.46%       7.10%       7.43%       7.85%       8.66%
  Portfolio turnover ...................................................      142%        119%         63%         81%         70%

----------
1    Date of initial public offering; ratios have been annualized and total return has not been annualized.
2    Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                           for current income 13

DELAWARE GROUP GOVERNMENT FUND, INC.-
GOVERNMENT INCOME SERIES
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999
--------------------------------------------------------------------------------
Delaware Group Government Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The fund offers four classes of shares. The U.S. Government Fund A Class carries a front-end sales charge of 4.75%. The U.S. Government Fund B Class carries a back-end deferred sales charge. The U.S. Government Fund C Class carries a level load deferred sales charge and U.S. Government Fund Institutional Class has no sales charge. The Fund seeks to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $4,170 for the year ended July 31, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $3,391 for the year ended July 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
Commencing April 1, 1999, and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1,500 million, and 0.425% on net assets over $2,500 million, less the fees paid to the unaffiliated directors. Prior to April 1, 1999, the Fund paid DMC an annual fee which was calculated at the rate of 0.60% of average daily net assets, less the fees paid to the unaffiliated directors. At July 31, 1999, the Fund had a liability for investment management fees and other expenses payable to DMC of $66,655.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At July 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $653.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the year ended July 31, 1999, DDLP earned $40,177 for commissions on sales of the U.S. Government Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
For the year ended July 31, 1999, the Fund made purchases of $138,560,409 and sales of $121,152,345 of investment securities other than U.S. government securities and temporary cash investments.

At July 31, 1999, the aggregate cost of securities for federal income tax purposes was $179,197,315. At July 31, 1999, net unrealized depreciation for federal income tax purposes aggregated $4,455,081 of which $869,666 related to unrealized appreciation of securities and $5,324,747 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses of $35,015,459 at July 31, 1999, which may be carried forwards and applied against future capital gains. The capital loss carry forwards expire as follows: 2001 - $1,341,943, 2002 - $17,400,711, 2003 - $9,205,797, 2004 -
$4,166,601, 2005 - $2,371,574 and 2007 - $528,833.

14 for current income

4. Futures Contracts
The Fund enters into financial futures contracts for the purpose of hedging its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market rates. Upon entering into a futures contract, the fund deposits cash or pledges U.S.government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at July 31, 1999 were as follows:

                                  NOTIONAL                       UNREALIZED
CONTRACTS                        COST AMOUNT   EXPIRATION DATE      LOSS
--------------------------------------------------------------------------------
72 U.S. Treasury 10 Yr. Notes    $7,977,109         09/99          ($34,609)

5. Capital Stock
Transactions in capital stock shares were as follows:

                                                         YEAR ENDED  YEAR ENDED
                                                          7/31/99     7/31/98
                                                        ----------- -----------
Shares sold:
  A Class ............................................    6,431,871   4,571,770
  B Class ............................................    2,215,523   1,201,317
  C Class ............................................      646,059     379,435
  Institutional Class ................................    3,835,531   2,226,903

Shares issued upon reinvestment of
  dividends from net investment income:
  A Class ............................................      647,354     701,989
  B Class ............................................       81,329      49,177
  C Class ............................................       22,214      11,182
  Institutional Class ................................      212,315     127,146
                                                        ----------- -----------
                                                         14,092,196   9,268,919
                                                        ----------- -----------

Shares repurchased:
  A Class ............................................   (7,906,839) (6,712,206)
  B Class ............................................   (1,440,634)   (861,381)
  C Class ............................................     (374,803)   (294,043)
  Institutional Class ................................   (2,130,765) (1,592,884)
                                                        ----------- -----------
                                                        (11,853,041) (9,460,514)
                                                        ----------- -----------

Net increase (decrease) ..............................    2,239,155    (191,595)
                                                        =========== ===========

6. Credit and Market Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest-only CMOs. At July 31, 1999 the Fund had no holdings in interest-only CMOs.

                                                           for current income 15

DELAWARE GROUP GOVERNMENT FUND, INC.-
GOVERNMENT INCOME SERIES
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP GOVERNMENT FUND, INC. - GOVERNMENT INCOME SERIES

We have audited the accompanying statement of net assets of Delaware Group Government Fund, Inc. - Government Income Series (the "Fund") as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Government Fund, Inc. - Government Income Series at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                             /s/ ERNST & YOUNG LLP
                                             ---------------------
                                             ERNST & YOUNG LLP

Philadelphia, Pennsylvania
September 6, 1999

16 for current income

PROXY RESULTS
(UNAUDITED)

The Delaware Group Government Fund, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect the Delaware Group Government Fund, Inc. Board of Directors.

                                              SHARES          SHARES VOTED
                                               VOTED            WITHHELD
                                                FOR             AUTHORITY
                                           ------------------------------
  Jeffrey J. Nick ......................... 15,371,361          1,134,674
  Walter P. Babich ........................ 15,377,303          1,128,732
  John H. Durham .......................... 15,390,059          1,115,976
  Anthony D. Knerr ........................ 15,388,752          1,117,283
  Ann R. Leven ............................ 15,388,752          1,117,283
  Thomas F. Madison ....................... 15,388,509          1,117,526
  Charles E. Peck ......................... 15,394,218          1,111,817
  Wayne A. Stork .......................... 15,394,237          1,111,798
  Jan L. Yeomans .......................... 15,394,237          1,111,798

2. To approve the reclassification of the U.S. Government Fund investment objective from fundamental to non-fundamental.

                   FOR             AGAINST           ABSTAIN
               -----------------------------------------------
               12,636,712          706,345           948,345

3. To approve standardized fundamental investment restrictions for the U.S. Government Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A.To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

                   FOR             AGAINST           ABSTAIN
               -----------------------------------------------
               12,949,645          385,495           956,021

3B.To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                   FOR             AGAINST           ABSTAIN
               -----------------------------------------------
               12,932,246          417,869           941,046

3C.To adopt a new fundamental investment restriction concerning underwriting.

                   FOR             AGAINST           ABSTAIN
               -----------------------------------------------
               12,929,665          417,549           943,946

3D.To adopt a new fundamental investment restriction concerning investments in real estate.

                   FOR             AGAINST           ABSTAIN
               -----------------------------------------------
               12,975,984          397,451           917,727

3E.To adopt a new fundamental investment restriction concerning investments in commodities.

                   FOR             AGAINST           ABSTAIN
               -----------------------------------------------
               12,840,028          501,336           949,798

3F.To adopt a new fundamental investment restriction concerning lending by the Fund.

                   FOR             AGAINST           ABSTAIN
               -----------------------------------------------
               12,949,726          429,736           911,699

3G.To reclassify all current fundamental investment restrictions as non-fundamental.

                   FOR             AGAINST           ABSTAIN
               -----------------------------------------------
               12,027,424         1,223,211         1,040,526

4. To approve a new investment management agreement with Delaware Management Company for the U.S. Government Fund.

                   FOR             AGAINST           ABSTAIN
               -----------------------------------------------
               12,971,345          441,063           878,753

5. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Government Fund, Inc.

                   FOR             AGAINST           ABSTAIN
               -----------------------------------------------
               15,634,016          156,056           715,962

6. To approve the restructuring of the Delaware Group Government Fund, Inc. from a Maryland Corporation into a Delaware Business Trust.

                   FOR             AGAINST           ABSTAIN
               -----------------------------------------------
               12,965,960          379,850           945,351

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE AMERICAN GOVERNMENT BOND FUND shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware American Government Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

                                                                       directors
                                                                      & officers

--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Delaware American Government Bond Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

DELAWARE INVESMENTS
-------------------
Philadelphia o London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(2069)
AR-023[7/99]PPL9/99